UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

PASSAGE BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39231	82-2729751
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address Not Applicable¹	ZIP Code Not Applicable
(Address of principal executive offices)	(Zip Code)

(267) 866-0311
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PASG	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

¹ We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to P.O. Box 7, Hopewell, New Jersey 08525.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Equity Incentive Plan

On November 5, 2026, Passage Bio, Inc. (“Passage Bio”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, Passage Bio’s stockholders considered and approved the Remix Therapeutics, Inc. (“Remix”) 2026 Equity Incentive Plan (the “2026 Plan”), which will become effective at the effective time of the First Merger (as defined below) (the “Initial Effective Time”) and is contingent on the completion of the First Merger.

The 2026 Plan is intended to replace Passage Bio’s 2018 Equity Incentive Plan (the “2018 EIP”), Passage Bio’s 2020 Equity Incentive Plan (the “2020 EIP”), and Remix’s 2019 Equity Incentive Plan (the “Remix 2019 Plan,” together with the 2018 EIP and 2020 EIP, the “Prior Plans”). The Remix 2019 Plan, together with all outstanding awards thereunder, will be assumed by Passage Bio in the First Merger.

If the Mergers are completed, the number of shares reserved for issuance under the 2026 Plan will equal the sum of (i) 5,772,500 shares (before giving effect to the proposed Reverse Stock Split, as defined below); (ii) any shares that are subject to awards under the Prior Plans which are forfeited or lapse unexercised and which are not issued under the Prior Plans; and (iii) an annual increase on the first day of each calendar year beginning January 1, 2027 and ending on and including January 1, 2036, equal to the lesser of (A) 5% of the aggregate number of shares and pre-funded warrants outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of shares as is determined by the board of directors of the combined company or the compensation committee of such board. No more than 17,317,500 shares (before giving effect to the proposed Reverse Stock Split) may be issued under the 2026 Plan upon the exercise of incentive stock options.

Under the terms of the Merger Agreement (as defined below), at the Initial Effective Time, each Remix stock option that is outstanding and unexercised immediately prior to the Initial Effective Time under the Remix 2019 Plan will automatically be converted into an option to purchase shares of Passage Bio Common Stock (as defined below) based on the assumed exchange ratio of 0.1727 (subject to adjustment for the effect of the proposed Reverse Stock Split). Shares issued under the 2026 Plan may be authorized but unissued shares, including shares authorized but unissued under the Prior Plans, shares purchased on the open market, or treasury shares. Upon the effective date of the 2026 Plan, no new awards will be granted under the Prior Plans, but any awards previously granted under a Prior Plan will remain subject to the terms of the Prior Plan.

A more complete summary of the terms of the 2026 Plan is set forth in Passage Bio’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on October 9, 2026 (as amended or supplemented thereafter) (the “Proxy Statement/Prospectus”) and first mailed to Passage Bio’s stockholders on or about October 9, 2026, under the section titled “Proposal No. 5—The 2026 Equity Incentive Plan Proposal” and is incorporated by reference herein. That summary and the foregoing description of the 2026 Plan do not purport to be complete and are qualified in their entirety by reference to the text of the 2026 Plan, which is incorporated by reference as Exhibit 10.1 hereto.

2026 Employee Stock Purchase Plan

At the Special Meeting, Passage Bio’s stockholders considered and approved the Remix 2026 Employee Stock Purchase Plan (the “2026 ESPP”), which will become effective at the Initial Effective Time. The maximum number of shares of common stock of Passage Bio, par value $0.0001 per share (“Passage Bio Common Stock”) which will be authorized for sale under the 2026 ESPP is 440,000 shares of Passage Bio Common Stock (before giving effect to the proposed Reverse Stock Split), plus an annual increase on the first day of each calendar year beginning January 1, 2027 and ending on and including January 1, 2036, equal to the least of (a) 1% of the aggregate number of shares and pre-funded warrants outstanding on the final day of the immediately preceding calendar year, (b) 880,000 shares (before giving effect to the proposed Reverse Stock Split) and (c) such smaller number of shares as is determined by the board of directors of the combined company or the compensation committee of such board. The shares reserved for issuance under the 2026 ESPP may be authorized and unissued shares, treasury shares and/or shares purchased on the open market. Up to the maximum number of shares reserved under the 2026 ESPP may be used to satisfy purchases under its component intended to qualify under Section 423 of the Internal Revenue Code, and any remaining portion may be used to satisfy purchases under its non-Section 423 component.

A more complete summary of the terms of the 2026 ESPP is set forth in the Proxy Statement/Prospectus under the section titled “Proposal No. 6—The 2026 Employee Stock Purchase Plan Proposal” and is incorporated by reference herein. That summary and the foregoing description of the 2026 ESPP do not purport to be complete and are qualified in their entirety by reference to the text of the 2026 ESPP, which is incorporated by reference as Exhibit 10.2 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 5, 2026, at the Special Meeting, Passage Bio’s stockholders considered and voted on the proposals set forth below, which relate to the Amended and Restated Agreement and Plan of Merger by and among Passage Bio, Peregrine Merger Sub, Inc., Peregrine Merger Sub II, LLC and Remix, dated as of September 2, 2026, and further amended on October 5, 2026 (the “Merger Agreement”), pursuant to which, among other matters, Peregrine Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Passage Bio (“Merger Sub”), will merge with and into Remix, with Remix surviving as a wholly owned subsidiary of Passage Bio (the “First Merger”), and immediately following thereof, Remix will merge with and into Peregrine Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Passage Bio (“Merger Sub II”), with Merger Sub II surviving as a wholly owned subsidiary of Passage Bio ( the “Second Merger” and, together with the First Merger, the “Mergers”).

The proposals are described in detail in Passage Bio’s Proxy Statement/Prospectus. The final voting results for each proposal are set forth below. Only stockholders of record as of September 30, 2026 (the “Record Date”) were entitled to vote at the Special Meeting. As of the Record Date, 3,217,810 shares of Passage Bio Common Stock were outstanding and entitled to vote at the Special Meeting, of which 2,318,821 shares were represented by proxy or attendance at the virtual meeting, constituting a quorum on all matters voted upon.

Proposal 1: The stockholders of record of Passage Bio voted to approve the issuance of Passage Bio Common Stock to the securityholders of Remix, pursuant to the terms of the Merger Agreement, which will (a) represent more than 20% of the shares of Passage Bio Common Stock outstanding immediately prior to the First Merger and (b) result in the change of control of Passage Bio, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively.

In accordance with the results below, Proposal 1 was approved.

For	Against	Abstaining	Broker Non-Votes
1,806,227	36,404	553	475,637

Proposal 2: The stockholders of record of Passage Bio voted to approve an amendment to Passage Bio’s amended and restated certificate of incorporation to effect, prior to the effective time of the Second Merger (the “Effective Time”), a reverse stock split of the issued and outstanding Passage Bio Common Stock at a ratio ranging from any whole number from 1-for-2 to 1-for-10, inclusive, with the final ratio to be mutually agreed to by Passage Bio and Remix (the “Reverse Stock Split”).

In accordance with the results below, Proposal 2 was approved.

For	Against	Abstaining	Broker Non-Votes
2,202,453	113,608	2,760	-

Proposal 3: The stockholders of record of Passage Bio voted to approve an amendment and restatement of Passage Bio’s amended and restated certificate of incorporation (the “Proposed Restated Charter”), effective as of the Effective Time, to (i) change the name of Passage Bio to “Remix Therapeutics, Inc.” and (ii) make certain other changes as provided for in the Proxy Statement/Prospectus.

In accordance with the results below, Proposal 3 was approved.

For	Against	Abstaining	Broker Non-Votes
1,809,243	33,290	651	475,637

Proposal 4A: The stockholders of record of Passage Bio voted to approve, on a non-binding advisory basis, a provision of the Proposed Restated Charter that would change the corporate name of Passage Bio from “Passage Bio, Inc.” to “Remix Therapeutics, Inc.”

In accordance with the results below, Proposal 4A was approved.

For	Against	Abstaining
2,286,877	29,146	2,798

Proposal 4B: The stockholders of record of Passage Bio voted to approve, on a non-binding advisory basis, a provision of the Proposed Restated Charter that would opt Passage Bio’s stockholders out of a separate class vote under Section 242(b)(2) of the General Corporation Law of the State of Delaware (the “DGCL”) for changes in the number of authorized shares of Passage Bio Common Stock.

In accordance with the results below, Proposal 4B was approved.

For	Against	Abstaining	Broker Non-Votes
1,615,500	227,109	575	475,637

Proposal 4C: The stockholders of record of Passage Bio voted to approve, on a non-binding advisory basis, a provision of the Proposed Restated Charter that would remove the supermajority voting requirement for changes to the number of authorized shares of preferred stock and would instead subject such changes to the voting standard generally applicable to charter amendments under the DGCL.

In accordance with the results below, Proposal 4C was approved.

For	Against	Abstaining	Broker Non-Votes
1,778,985	63,775	424	475,637

Proposal 4D: The stockholders of record of Passage Bio voted to approve, on a non-binding advisory basis, a provision of the Proposed Restated Charter that would provide for a supermajority stockholder voting requirement for adopting, amending, or repealing the bylaws of Passage Bio, and eliminate the lower majority voting threshold for certain Board-approved stockholder bylaw amendments.

In accordance with the results below, Proposal 4D was approved.

For	Against	Abstaining	Broker Non-Votes
1,479,152	363,438	594	475,637

Proposal 4E: The stockholders of record of Passage Bio voted to approve, on a non-binding advisory basis, a provision of the Proposed Restated Charter that would change the directors and officers authorized to call special meetings of stockholders to only the Board of Directors of Passage Bio (the “Board”), the Chairperson of the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.

In accordance with the results below, Proposal 4E was approved.

For	Against	Abstaining	Broker Non-Votes
1,787,803	55,024	357	475,637

Proposal 4F: The stockholders of record of Passage Bio voted to approve, on a non-binding advisory basis, a provision of the Proposed Restated Charter authorizing the combined company to provide indemnification and advancement of expenses to current and former officers, directors, employees, and agents.

In accordance with the results below, Proposal 4F was approved.

For	Against	Abstaining	Broker Non-Votes
1,611,533	231,227	424	475,637

Proposal 4G: The stockholders of record of Passage Bio voted to approve, on a non-binding advisory basis, provisions of the Proposed Restated Charter that would designate the federal district courts as the exclusive forum for claims under the Securities Act of 1933 and include a provision that deems stockholders who file claims in a court outside of Delaware to have consented to jurisdiction in Delaware.

In accordance with the results below, Proposal 4G was approved.

For	Against	Abstaining	Broker Non-Votes
1,614,844	227,754	586	475,637

Proposal 4H: The stockholders of record of Passage Bio voted to approve, on a non-binding advisory basis, a provision of the Proposed Restated Charter that would provide for a supermajority stockholder voting requirement for amending or repealing only certain enumerated provisions of the Proposed Restated Charter, while other provisions would no longer require a supermajority vote to amend in the future.

In accordance with the results below, Proposal 4H was approved.

For	Against	Abstaining	Broker Non-Votes
1,485,412	355,992	1,780	475,637

Proposal 5: The stockholders of record of Passage Bio voted to approve the adoption of the Remix Therapeutics, Inc. 2026 Equity Incentive Plan.

In accordance with the results below, Proposal 5 was approved.

For	Against	Abstaining	Broker Non-Votes
1,383,770	458,604	810	475,637

Proposal 6: The stockholders of record of Passage Bio voted to approve the adoption of the Remix Therapeutics, Inc. 2026 Employee Stock Purchase Plan.

In accordance with the results below, Proposal 6 was approved.

For	Against	Abstaining	Broker Non-Votes
1,490,163	351,988	1,033	475,637

Proposal 7: The stockholders of record of Passage Bio voted to approve, on a non-binding advisory basis, certain compensation arrangements for Passage Bio’s named executive officers in connection with the Mergers.

In accordance with the results below, Proposal 7 was approved.

For	Against	Abstaining	Broker Non-Votes
1,677,103	163,317	2,764	475,637

In connection with the Special Meeting, Passage Bio also solicited proxies with respect to the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there were insufficient votes from Passage Bio’s stockholders to approve Proposal 1, Proposal 2, Proposal 3, Proposal 4A, Proposal 4B, Proposal 4C, Proposal 4D, Proposal 4E, Proposal 4F, Proposal 4G, Proposal 4H, Proposal 5, Proposal 6, and/or Proposal 7. As there were sufficient votes from Passage Bio’s stockholders to approve Proposal 1, Proposal 2, Proposal 3, Proposal 4A, Proposal 4B, Proposal 4C, Proposal 4D, Proposal 4E, Proposal 4F, Proposal 4G, Proposal 4H, Proposal 5, Proposal 6 and Proposal 7, adjournment of the Special Meeting to solicit additional proxies was unnecessary and such proposal was not submitted to Passage Bio’s stockholders for approval at the Special Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1*
2026 Equity Incentive Plan, and forms of award agreements (incorporated by reference to Exhibit 10.27 to Passage Bio, Inc.’s Registration Statement on Form S-4 (File No. 333-297601) filed with the SEC on July 21, 2026).

10.2*	2026 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.28 to Passage Bio, Inc.’s Registration Statement on Form S-4 (File No. 333-297601) filed with the SEC on July 21, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Previously filed

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction involving Passage Bio and Remix, including the conditions to, and timing of, closing of the proposed transaction, the Board of Directors and management of the combined company, the percentage ownership of the combined company (which is subject to adjustment based on the amount of Passage Bio’s net cash as of the closing of the proposed transaction), and the parties’ ability to consummate the proposed transaction and private placement financing, including the intended use of net proceeds from the private placement financing and the expected timing of closing and completion of the private placement financing, the expected issuance of the CVR and the contingent payments contemplated by the CVR, the combined company’s expected cash and the sufficiency of the combined company’s cash to fund operations into 2028, the listing of the combined company’s shares on Nasdaq, the expectations surrounding the potential, safety, efficacy, and regulatory and clinical progress of Remix’s product candidates, including REM-422, and anticipated milestones and timing, among others.

Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, the failure to timely or at all obtain any required regulatory clearances; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Passage Bio and Remix to consummate the proposed transaction; (iii) the ability of Passage Bio and Remix to integrate their businesses successfully and to achieve anticipated synergies; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (v) the risk that the Mergers do not qualify for the intended tax treatment; (vi) potential litigation relating to the proposed transaction that could be instituted against Passage Bio, Remix or their respective directors; (vii) possible disruptions from the proposed transaction that could harm Passage Bio’s and/or Remix’s respective businesses; (viii) the ability of Remix to retain, attract and hire key personnel; (ix) potential adverse reactions or changes to relationships with employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Passage Bio’s or Remix’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact Passage Bio’s or Remix’s ability to pursue certain business opportunities or strategic transactions; (xii) the combined company’s need for additional funding, which may not be available; (xiii) failure to identify additional product candidates and develop or commercialize marketable products; (xiv) the early stage of the combined company’s development efforts; (xv) potential unforeseen events during clinical trials could cause delays or other adverse consequences; (xvi) risks relating to the regulatory approval process; (xvii) interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; (xviii) Passage Bio’s and Remix’s product candidates may cause serious adverse side effects; (xix) inability to maintain collaborations, or the failure of these collaborations; (xx) the combined company’s reliance on third parties, including for the manufacture of materials for our research programs, preclinical and clinical studies; (xxi) failure to obtain U.S. or international marketing approval; (xxii) ongoing regulatory obligations; effects of significant competition; (xxiii) unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; (xxiv) product liability lawsuits; (xxv) securities class action litigation; (xxvi) the impact of general economic conditions on our business and operations, including the combined company’s preclinical studies and clinical trials; (xxvii) the possibility of system failures or security breaches; risks relating to intellectual property; (xxviii) significant costs incurred as a result of operating as a public company; (xxix) the risk that, as a result of adjustments to the exchange ratio, Passage Bio stockholders and Remix stockholders could own more or less of the combined company than is currently anticipated, including as a result of the determination of Passage Bio’s net cash; (xxx) risks related to the market price of Passage Bio’s common stock relative to the value implied by the exchange ratio; (xxxi) the risk that holders of the CVR may never receive any payments thereunder; (xxxii) the risk that the concurrent private placement financing is not consummated; and (xxxiii) such other factors as are set forth in Passage Bio’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Passage Bio’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q for the periods ended March 31, 2026 and June 30, 2026. Passage Bio and Remix can give no assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, Passage Bio and Remix undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSAGE BIO, INC.

Date: November 6, 2026	By:	/s/ Kathleen Borthwick
	Name:	Kathleen Borthwick
	Title:	Chief Financial Officer